Execution Version ASSIGNMENT AND ASSUMPTION and AMENDMENT TO CREDIT AGREEMENT This Assignment and Assumption and Amendment to Credit Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between Goldman Sachs Bank USA (the “Assignor”), the Borrower identified below (the “Borrower”) and each Assignee identified in item 2 below (each, an “Assignee”). It is understood and agreed that the rights and obligations of the Assignees hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Bridge Loan Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by each Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: Goldman Sachs Bank USA 2. Assignees: PNC Bank, National Association; Commerzbank AG, New York Branch; Truist Bank 3. Borrower: DENTSPLY SIRONA Inc. 4. Administrative Agent: Goldman Sachs Bank USA, as the administrative agent under the Credit Agreement

5. Credit Agreement: The Bridge Loan Agreement dated as of March 19, 2025 among DENTSPLY SIRONA Inc., the Lenders parties thereto and Goldman Sachs Bank USA, as Administrative Agent 6. Assigned Interests: Assignor Assignees Aggregate Amount of Loans for all Lenders Amount of Loans Assigned Percentage Assigned of Loans1 Goldman Sachs Bank USA PNC Bank, National Association $435,000,000 $65,250,000.00 15.000000000% Goldman Sachs Bank USA Commerzbank AG, New York Branch $435,000,000 $32,625,000.00 7.500000000% Goldman Sachs Bank USA Truist Bank $435,000,000 $32,625,000.00 7.500000000% Effective Date: March 31, 2025 Each Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the respective Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the respective Assignee’s compliance procedures and applicable laws, including federal and state securities laws. AMENDMENT TO CREDIT AGREEMENT 1. Amendment to the Credit Agreement. The Borrower and the undersigned Lenders (constituting all Lenders) agree that, as of the Effective Date, the Loan Agreement is hereby amended by amending and restating the definition of “Required Lenders” to read as follows: “Required Lenders” means, subject to Section 2.24, Lenders having Loans representing more than 50% of the Total Credit Exposure at such time; provided that for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is the Borrower or an Affiliate of the Borrower shall be disregarded; provided, further that, so long as there are two or more Lenders that are not Affiliates or Approved Funds of each other, then the Required Lenders must include at least two Lenders that are not Affiliates or Approved Funds of each other. 2. Amendments. Section 1 above of this Assignment and Assumption may not be amended or waived except by an instrument in writing signed by the Administrative Agent, the Borrower and each Lender. 1 Set forth, so at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

3. Effect of Amendment. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement, as amended by this Assignment and Assumption. (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents and the transactions contemplated hereby are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and performance of this Assignment and Assumption shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. This Assignment and Assumption shall be deemed to be a Loan Document as defined in the Credit Agreement.

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR GOLDMAN SACHS BANK USA By: Title: ASSIGNEES PNC BANK, NATIONAL ASSOCIATION By: Title: COMMERZBANK AG, NEW YORK BRANCH By: Title: TRUIST BANK By: Title:

Consented to and Accepted: GOLDMAN SACHS BANK USA, as Administrative Agent By: Title:

DENTSPLY SIRONA INC., as Borrower By: Title:

ANNEX I STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for each Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the relevant Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the relevant Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the relevant Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.09 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arranger, the Assignor or any other Lender or any of their respective Related Parties, and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Arranger, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the relevant Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by each Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.